SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                            Ravenswood Winery, Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                        [Ravenswood Winery, Inc. Graphic]


                             RAVENSWOOD WINERY, INC.
                               18701 GEHRICKE ROAD
                            SONOMA, CALIFORNIA 95476


                         -------------------------------

                            NOTICE OF ANNUAL MEETING

                         -------------------------------


Dear Shareholder:

         On Tuesday, November 2, 1999, Ravenswood Winery, Inc. will hold its Annual Meeting of Shareholders at Ramekins Culinary Academy, 450 W. Spain St., Sonoma, California. The meeting will begin at 11:00 a.m.

         Only shareholders that own stock at the close of business on September 3, 1999 can vote at this meeting. A list of such shareholders will be available at 18701 Gehricke Road, Sonoma, California 95476 for ten days prior to the Annual Meeting. At the meeting, we will consider the following proposals:

                  1. To elect a Board of Directors to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;

                  2. To ratify the appointment of our independent auditors for the 2000 fiscal year; and

                  3. To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

         Our 1999 Annual Report to Shareholders accompanies this Notice of Annual Meeting and Proxy Statement.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

         W. Reed Foster, our Chairman and Chief Executive Officer, will also report on our 1999 fiscal year business results and other matters of interest to shareholders at the meeting.


                                        By Order of the Board of Directors,



                                        Justin M. Faggioli
                                        Executive Vice President and Secretary

Sonoma, California
September 28, 1999



YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                        [Ravenswood Winery, Inc. Graphic]


                             RAVENSWOOD WINERY, INC.
                               18701 GEHRICKE ROAD
                            SONOMA, CALIFORNIA 95476


                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------


                                TABLE OF CONTENTS


Questions and Answers .....................................................    1
Proposals You May Vote On .................................................    4
Nominees for the Board of Directors .......................................    5
Statement of Corporate Governance .........................................    6
Directors' Compensation ...................................................    6
Officers' Compensation ....................................................    7
Directors' and Officers' Ownership of Our Common Stock ....................    8
Certain Transactions ......................................................   10
Directors' and Officers' Indemnification ..................................   11
Section 16(a) Beneficial Ownership Reporting Compliance ...................   11
Other Matters .............................................................   11
Annual Report .............................................................   12

                              QUESTIONS AND ANSWERS

--------------------------------------------------------------------------------

1.   Q: WHO IS SOLICITING MY VOTE?

     A: This proxy solicitation is being made and paid for by Ravenswood Winery, Inc.

--------------------------------------------------------------------------------

2.   Q: WHEN WAS THIS PROXY STATEMENT MAILED TO SHAREHOLDERS?

     A: This proxy statement was first mailed to shareholders on or about October 5, 1999.

--------------------------------------------------------------------------------

3.   Q: WHAT MAY I VOTE ON?

     A:  (1) The  election of nominees to serve on our Board of  Directors;  and
         (2) The ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. LLP as our independent auditors for the 2000 fiscal year.

--------------------------------------------------------------------------------

4.   Q: HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

     A: The Board recommends a vote FOR each of the nominees. The Board recommends a vote FOR the ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. LLP as our independent auditors for the 2000 fiscal year.

--------------------------------------------------------------------------------

5.   Q: WHO IS ENTITLED TO VOTE?

     A: Only shareholders of record at the close of business on September 3, 1999 (the Record Date) can vote at this meeting.

--------------------------------------------------------------------------------

6.   Q: HOW DO I VOTE?

     A: You may vote by signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals. You have the right to revoke your proxy at any time before the meeting by:
         (1) notifying the Secretary, Justin M. Faggioli, at the address shown above;
         (2) voting in person; or
         (3) submitting a later-dated proxy card.

--------------------------------------------------------------------------------

7. Q: HOW DO I VOTE MY SHARES IF THEY ARE HELD IN THE NAME OF MY BROKER (STREET NAME)?

     A: If your shares are held by your broker, often referred to as "in street name," you will receive a form from your broker seeking instruction as to how your shares should be voted. If you do not issue instructions to your broker, your broker will vote your shares at its discretion on your behalf.

--------------------------------------------------------------------------------

8.   Q: WHO WILL COUNT THE VOTE?

     A:  A  representative  of  our  transfer  agent,   ChaseMellon  Shareholder
         Services, will count the votes and act as the inspector of election.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.   Q: IS MY VOTE CONFIDENTIAL?

     A: Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to ChaseMellon Shareholder Services, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit ChaseMellon Shareholder Services to tabulate and certify the vote; and
         (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

--------------------------------------------------------------------------------

10.  Q: HOW MANY SHARES CAN VOTE?

     A: As of September 3, 1999, 4,568,352 shares of Common Stock were issued and outstanding. Every shareholder is entitled to one (1) vote for each share of Common Stock held.

--------------------------------------------------------------------------------

11.  Q: WHAT IS A "QUORUM"?

     A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. Abstentions are counted for the purposes of determining the presence or absence of a quorum. Abstentions are not counted for any purpose in determining whether a particular proposal is approved or disapproved.

--------------------------------------------------------------------------------

12.  Q: HOW ARE MATTERS PASSED OR DEFEATED?

     A: Director nominees receiving the highest number of affirmative votes up to the number of directors to be elected will be elected. The ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. LLP as our independent auditors must receive affirmative votes from more than 50% of the shares voting to be adopted.

--------------------------------------------------------------------------------

13.  Q: WHAT IS CUMULATIVE VOTING AND IS IT ALLOWED?

     A: Each shareholder entitled to vote at an election for Directors may cumulate the votes to which such shareholder is entitled. This means that the shareholder may cast a total number of votes equal to the number of Directors to be elected multiplied by the number of shares of Common Stock held by the shareholder. Further, the shareholder may cast such total number of votes for one or more nominees in such proportions as the shareholder sees fit. However, no shareholder is entitled to cumulate such shareholder's votes unless the nominees for which such shareholder is voting have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the vote, of an intention to cumulate votes.

--------------------------------------------------------------------------------

14.  Q: WHO CAN ATTEND THE ANNUAL MEETING AND HOW DO I GET ON THE GUEST LIST?

     A: Shareholders of record on September 3, 1999 can attend. An invitation is included in the mailing that includes this Notice of Annual Meeting and Proxy Statement and our 1999 Annual Report. You may also check the box on your proxy card or, if your shares are held through a broker and you'd like to attend, please write to Justin M. Faggioli, Secretary, at Ravenswood Winery, Inc., 18701 Gehricke Road, Sonoma, California 95476. Include a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will place your name on the guest list.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

15.  Q: HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

     A: We do not know of any business to be considered at the 1999 Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to designated proxies named therein to vote on such matters at their discretion.

--------------------------------------------------------------------------------

16.  Q: WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING DUE?

     A: Any shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Justin M. Faggioli, Secretary, Ravenswood Winery, Inc., 18701 Gehricke Road, Sonoma, California 95476, prior to July 6, 2000.

--------------------------------------------------------------------------------

17. Q: CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE COMPANY OR BRING BUSINESS BEFORE AN ANNUAL MEETING?

     A: Our Bylaws provide that in order for a shareholder to bring business before or propose Director nominations at an annual meeting of shareholders, the shareholder must provide advance notice of such proposal or nomination by writing to the Board of Directors, c/o Justin
         M. Faggioli, Secretary, Ravenswood Winery, Inc., 18701 Gehricke Road, Sonoma, California 95476. Specifically, the shareholder must give written notice to the Secretary not less than 30 days nor more than 60 days prior to the date of the annual meeting. The notice must contain specified information about the proposed business or each nominee and about the shareholder making the proposal or nomination. In the event that less than 45 days' prior notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder, in order to be timely, must be received no later than the close of business on the 10th day following the date on which such notice of the annual meeting date was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. Finally, the recommendation must include the written consent of each nominee to serve as a Director, if elected.

--------------------------------------------------------------------------------

                            PROPOSALS YOU MAY VOTE ON

1. ELECTION OF DIRECTORS

         There are currently six members of the Board of Directors. All six current members of the Board of Directors are nominees for election this year:
W. Reed Foster, Joel E. Peterson, Callie S. Konno, Justin M. Faggioli, James F. Wisner and Robert E. McGill, III. All directors are elected annually, and serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. If any director is unable to stand for re-election, the Board may reduce the Board's size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.


2. RATIFICATION OF THE APPOINTMENT OF ODENBERG, ULLAKKO, MURANISHI & CO. LLP AS INDEPENDENT AUDITORS

         The Audit Committee has recommended, and the Board has appointed, Odenberg, Ullakko, Muranishi & Co. LLP as our independent auditors for the 2000 fiscal year (July 1, 1999 through June 30, 2000), subject to your ratification.

         Audit services provided by Odenberg, Ullakko, Muranishi & Co. LLP during fiscal 1999 included an audit of our financial statements. They reviewed our Annual Report and certain other filings with the SEC and certain other governmental agencies. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Odenberg, Ullakko, Muranishi & Co. LLP also provided various non-audit services to us during fiscal 1999.

         Odenberg, Ullakko, Muranishi & Co. LLP have been engaged as our independent auditors since July 1, 1998. Prior to that date, Field Accountancy Corporation served as independent accountant, but did not conduct an audit of, or issue an audit opinion concerning, our financial statements. During its engagement as our independent accountant, there were no disagreements with Field Accountancy Corporation on any matter of accounting principles or practices, or financial statement disclosure. Field Accountancy Corporation did not resign nor was it dismissed. In anticipation of our initial public offering, Odenberg, Ullakko, Muranishi & Co. LLP assumed the role of independent auditors and Field Accountancy Corporation continued in its role as preparer of Ravenswood's corporate tax returns. The decision to engage Odenberg, Ullakko, Muranishi & Co. LLP was approved by the Board. Prior to July 1, 1998, we did not consult with Odenberg, Ullakko, Muranishi & Co. LLP on items which involved accounting principles or the form of audit opinion to be issued on our financial statements.

         A representative of Odenberg, Ullakko, Muranishi & Co. LLP is expected to attend the Annual Meeting. He or she will have the opportunity to speak at the meeting if he or she wishes and will also respond to appropriate questions.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ODENBERG, ULLAKKO, MURANISHI & CO. LLP AS INDEPENDENT AUDITORS FOR THE 2000 FISCAL YEAR.

                       NOMINEES FOR THE BOARD OF DIRECTORS


W. REED FOSTER
DIRECTOR SINCE 1986
Age 67

         W. Reed Foster co-founded Ravenswood in 1976. He has served as Chairman, Chief Executive Officer and a Director since Ravenswood's incorporation in 1986. From 1970 until joining Ravenswood, Mr. Foster operated a commercial real estate firm in San Francisco. He also co-founded the San Francisco Vintner's Club, serving as its president for six years, and served as an officer of Draper & Esquin, a retail wine shop, for 15 years. He received a B.A. in philosophy from Williams College and an M.B.A. from the Harvard Graduate School of Business Administration.


JOEL E. PETERSON
DIRECTOR SINCE 1986
Age 52

         Joel E. Peterson co-founded Ravenswood in 1976. He has served as President, Winemaker and a Director since Ravenswood's incorporation in 1986. Mr. Peterson's duties as Winemaker involve managing and directing the winemaking process and staff, and sourcing grape and bulk wine supplies. From 1973 until joining Ravenswood, Mr. Peterson was a wine writer and a consultant in the art of traditional winemaking as practiced in Bordeaux and Burgundy. Mr. Peterson holds a B.S. in Microbiology and Biochemistry from Oregon State University and a Medical Technology degree from the University of California, San Francisco. Mr. Peterson was actively involved in immunology research at Mt. Zion Hospital until 1977.


JUSTIN M. FAGGIOLI
DIRECTOR SINCE OCTOBER 1996
Age 48

         Justin M. Faggioli has served as Executive Vice President of Ravenswood since January 1995, and as Secretary and a Director since October 1996. Prior to joining Ravenswood, from May 1991 until January 1995, Mr. Faggioli operated a 2,600-acre ranch in Sonoma County owned by his wife's family and helped develop a 175-acre vineyard on that property. Mr. Faggioli holds B.S. and M.S. degrees in Earth Sciences from Stanford University and an M.B.A. from the Harvard Graduate School of Business Administration.


CALLIE S. KONNO
DIRECTOR SINCE FEBRUARY 1999
Age 46

         Callie S. Konno has served as Ravenswood's Chief Financial Officer since 1996 and has served as a Director since February 1999. From 1993 until her appointment as Chief Financial Officer, Ms. Konno served as Secretary of Ravenswood and was responsible for various accounting and administrative duties. She holds an A.B. in History and International Relations from Occidental College and an M.L.I.S. in Library and Information Studies from the University of California, Berkeley. In addition, Ms. Konno has passed the Certified Public Accountants examination.


JAMES F. WISNER
DIRECTOR SINCE 1986
Age 65

         James F. Wisner has served as a Director since Ravenswood's incorporation in 1986. Mr. Wisner has practiced law as a sole practitioner since 1992. From 1972 until 1992, Mr. Wisner was a partner in the law firm of Bancroft, Avery & McAllister in San Francisco, California. He holds an A.B. in American History from Yale University, a J.D. from Stanford University and an M.B.A. from Golden Gate University.

ROBERT E. MCGILL, III
DIRECTOR SINCE FEBRUARY 1999
Age 68

         Robert E. McGill, III has served as a Director of Ravenswood since February 1999. Mr. McGill currently serves as a director of Lydall, Inc. and Chemfab Corporation, each of which is a specialty materials manufacturing company traded on the New York Stock Exchange. In addition, he currently serves as a trustee of Travelers Mutual & Variable Annuity Funds, an investment company. From 1975 to 1995, Mr. McGill served in various senior management positions, including, most recently, as executive vice president, finance and administration, and, from 1983 to 1995 as a director, of The Dexter Corporation, a specialty materials and chemical manufacturing company. Mr. McGill received a B.A. in Economics from Williams College and an M.B.A. from the Harvard Graduate School of Business Administration.


                        STATEMENT OF CORPORATE GOVERNANCE

         Our business is managed under the direction of the Board of Directors. The Board delegates the conduct of business to our senior management team.

         Our Board usually meets four times a year in regularly scheduled meetings. It may meet more often if necessary. The Board held four meetings during the 1999 fiscal year. All Directors attended at least seventy-five percent of the Board Meetings and meetings of the committees of the Board on which such Director served. The Chief Executive Officer usually proposes the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings. Board members may raise other matters to be included in the agenda or at the meetings. The Chief Executive Officer, Chief Financial Officer and other members of senior management make presentations to the Board at the meetings and a substantial portion of the meeting time is devoted to the Board's discussion of these presentations. Significant matters that require Board approval are voted on at the meetings.

         Board members have complete access to senior management. They may also seek independent, outside advice.

         COMMITTEE STRUCTURE. The Board considers all major decisions. The Board has established two standing committees so that certain areas can be addressed in more depth than may be possible at a full Board meeting. Each committee is chaired by an independent, outside Director.

         AUDIT COMMITTEE. This committee oversees our financial reporting process and our internal controls. The Audit Committee reports on its activities to the Board. The members of this committee are James F. Wisner, Robert E. McGill, III and Callie S. Konno. This committee held one meeting during the 1999 fiscal year.

         COMPENSATION COMMITTEE. This committee reviews the compensation of the CEO and senior management, as well as our general employee compensation and benefits policies and practices. The members of this committee are James F. Wisner and Robert E. McGill, III. This committee held one meeting during the 1999 fiscal year.


                             DIRECTORS' COMPENSATION

         Our outside Directors (those Directors who are not employees of our company), James F. Wisner and Robert E. McGill, III, do not receive regular compensation for serving on our Board, although they are reimbursed for reasonable expenses related to the attendance of Board meetings. We pay for Directors' liability insurance and we have entered into indemnification agreements with each of our Directors. During the 1999 fiscal year, we made discretionary nonstatutory option grants to each of Messrs. Wisner and McGill to purchase 5,000 shares of our Common Stock, which vest at a rate of 20% per year over five years. The exercise price for each of those grants is $10.50 per share, the market value of our Common Stock on the date of grant.

         During fiscal 1999, Mr. Wisner received approximately $11,940 in fees from our company for certain legal services he provided to our company.

         Employee Directors are not eligible for any additional compensation for service on the Board or its committees.


                             OFFICERS' COMPENSATION

SUMMARY COMPENSATION TABLE(1). The following table sets forth information for the 1999 fiscal year, regarding the compensation earned by the Chief Executive
Officer and each of our three most highly compensated executive officers other than the Chief Executive Officer whose compensation exceeded $100,000 for the 1999 fiscal year ("Named Executive Officers"). We have not entered into employment agreements with any of our officers. We have purchased key-man life insurance policies with respect to Messrs. Peterson and Foster, in the amounts of $7 million and $2 million, respectively.

                                                                                                                          Number of
                                                                                                         401(K)            Shares
                                                                                                        Matching          Underlying
Name and Principal Position                                          Salary            Bonus          Contributions        Options
---------------------------                                          ------            -----          -------------        -------
W. Reed Foster
 Chairman of the Board of Directors
 and Chief Executive Officer .....................................  $174,350          $ 45,000          $  7,693            50,000

Joel E. Peterson
 Winemaker and President .........................................  $174,350          $ 45,000          $  5,200            50,000

Callie S. Konno
 Chief Financial Officer .........................................  $ 97,750          $ 45,000          $  5,710            37,500

Justin M. Faggioli
 Executive Vice President and Secretary ..........................  $132,500          $ 45,000          $  7,100            37,500

------------
(1) The "Other Annual Compensation" column was omitted since this compensation did not exceed the lesser of $50,000 or 10% of the total of any Named Executive Officer's salary and bonus.


OPTION GRANTS DURING THE 1999 FISCAL YEAR. The following table presents additional information concerning the option awards shown in the Summary
Compensation Table for the 1999 fiscal year. These options to purchase our Common Stock were granted to the Named Executive Officers under the 1999 Equity
Incentive Plan at exercise prices either equal to or in excess of the market value of our Common Stock on the date of grant.

                                                                                 % of Total
                                                      Number of Shares       Options Granted to
                                                          Underlying          Employees in Last     Exercise Price       Expiration
Name                                                       Options              Fiscal Year(1)        Per Share             Date
----                                                       -------              --------------        ---------             ----
W. Reed Foster ..........................................  50,000(2)                 17.89%           $   11.11           04/04/04
Joel E. Peterson ........................................  50,000(2)                 17.89%           $   11.11           04/04/04
Callie S. Konno .........................................  37,500(3)                 13.42%           $   10.50           04/04/09
Justin M. Faggioli ......................................  37,500(3)                 13.42%           $   10.50           04/04/09

------------
(1) Based on options to purchase an aggregate of 279,500 shares of Common Stock granted during the 1999 fiscal year.
(2) Vests in five 20% installments, the first four of which are annual installments beginning on 4/8/00. The fifth installment vests 30 days prior to the expiration date of the option.
(3)  Vests at the rate of 20% per year over a five-year period.

AGGREGATE  OPTION  EXERCISES  IN LAST  FISCAL  YEAR AND FISCAL  YEAR-END  OPTION
VALUES. The following table shows the number of shares of Common Stock represented by outstanding stock options held by each of the Named Executive
Officers as of June 30, 1999. None of our Named Executive Officers exercised any stock options during the 1999 fiscal year.

                                Number of Securities           Value of Unexercised
                               Underlying Unexercised          In-the-Money Options
                             Options at Fiscal Year End        at Fiscal Year End(1)
Name                        Exercisable/Unexercisable(1)     Exercisable/Unexercisable
--------------------------- ------------------------------   ---------------------------
W. Reed Foster ....................   0/50,000                          0/0
Joel E. Peterson ..................   0/50,000                          0/0
Callie S. Konno ...................   0/37,500                          0/0
Justin M. Faggioli ................   0/37,500                          0/0

------------
(1) Based on a per share price of $10.50, the closing price of our Common Stock as reported by The Nasdaq National Market on June 30, 1999, the last trading day of our fiscal year.


             DIRECTORS' AND OFFICERS' OWNERSHIP OF OUR COMMON STOCK

         The following tables set forth information regarding the beneficial ownership of our Common Stock as of September 3, 1999, for:

             * each person who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock

             *   each of our Directors

             *   each of our Named Executive Officers

             *   all of our Directors and executive officers as a group.

         The address of each of the Directors and executive officers of Ravenswood is c/o Ravenswood Winery, Inc., 18701 Gehricke Road, Sonoma, California 95476.

         The percentages of shares outstanding provided in the tables are based on 4,568,352 shares outstanding as of September 3, 1999. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the tables has sole voting power and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person. Shares issuable upon conversion of debentures that are currently convertible or become convertible within sixty days of September 3, 1999 are considered outstanding for the purpose of calculating the percentage of outstanding shares of our Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual.

         The total number of shares shown as  beneficially  owned by each of Mr.
Foster, Mr. Peterson, Mr. Faggioli and Ms. Konno includes 2,133,081 shares of our Common Stock held in the Ravenswood Winery, Inc. Voting Trust, for which Mr.
Foster, Mr. Peterson, Mr. Faggioli and Ms. Konno exercise voting control as trustees. The voting trust is further described below. Of those shares, Mr.
Foster, Mr. Peterson, Mr. Faggioli and Ms. Konno disclaim beneficial ownership of 1,714,900 shares, 746,411 shares, 2,041,731 shares and 2,073,231 shares, respectively.

                                                                                            Number of Shares         Percent of
                                                                                            of Common Stock         Common Stock
Name                                                                                       Beneficially Owned       Outstanding
----                                                                                       ------------------       -----------
W. Reed Foster ..........................................................................       2,146,581               46.9%
Joel E. Peterson ........................................................................       2,133,081               46.7%
Justin M. Faggioli ......................................................................       2,174,791               47.5%
Callie S. Konno .........................................................................       2,133,081               46.7%
James F. Wisner .........................................................................         157,500                3.4%
Robert E. McGill, III ...................................................................          25,750                *
All Directors and executive officers as a group including those
 named above (6 persons) ................................................................       2,214,041               48.1%

------------
*    owns less than 1%.

         Excluding the Common Stock beneficially owned by Mr. Foster, Mr. Peterson, Mr. Faggioli and Ms. Konno solely as a result of their status as trustees of the voting trust, Mr. Foster's, Mr. Peterson's, Mr. Faggioli's and Ms. Konno's ownership disclosure would appear as follows:

                                           Number of Shares       Percentage of
                                            of Common Stock        Common Stock
Name                                       Beneficially Owned      Outstanding
----                                       ------------------      -----------
W. Reed Foster ...........................        431,681               9.4%
Joel E. Peterson .........................      1,386,670              30.4%
Justin M. Faggioli .......................        133,060               2.9%
Callie S. Konno ..........................         59,850               1.3%

         The  disclosure   regarding  the  number  of  shares  of  Common  Stock
beneficially owned in the two preceding tables:

             * with respect to Mr. Foster, includes 5,625 shares issuable upon the conversion of outstanding convertible debentures and excludes 151,200 shares held by an irrevocable trust managed by an independent trustee and established for the benefit of Mr. Foster's children

             * with respect to Mr. Peterson, does not include 151,200 shares held by an irrevocable trust managed by an independent trustee and established for the benefit of Mr. Peterson's children

             * with respect to Mr. Faggioli, includes 12,085 shares issuable upon the conversion of outstanding convertible debentures, 4,789 of which are issuable to Mr. Faggioli's spouse, and 4,000 shares held in trusts for Mr. Faggioli's children, for which Mr. Faggioli serves as trustee

             * with respect to Mr. Wisner, includes 31,500 shares held by Mr. Wisner's spouse

             * with respect to Mr. McGill, includes 17,875 shares issuable upon the conversion of outstanding convertible debentures and 13,500 shares held in a family trust established for the benefit of Mr. McGill

             * with respect to our Directors and executive officers as a group, includes 35,585 shares issuable upon the conversion of outstanding convertible debentures

DESCRIPTION OF THE RAVENSWOOD WINERY, INC. VOTING TRUST. A total of 2,133,081 shares of our outstanding Common Stock, representing approximately 46.7% of our outstanding Common Stock, is held in a voting trust, for which Mr. Foster, Mr. Peterson, Mr. Faggioli and Ms. Konno serve as trustees. A total of 2,113,551 of these shares are held of record by affiliates of our company. The remaining

19,530 shares are held by two non-affiliated shareholders. The address of each of the trustees is: c/o Ravenswood Winery, Inc., 18701 Gehricke Road, Sonoma, California 95476. The trustees have the exclusive right to vote all of the shares held by the voting trust on all matters presented to the shareholders for a vote, as follows:

             * As long as Mr. Peterson is a trustee of the voting trust, all decisions except decisions to amend or terminate the voting trust require the approval of Mr. Peterson and one other trustee; however, decisions to amend or terminate the voting trust require the approval of Mr. Peterson and two other trustees

             * If Mr. Peterson is no longer a trustee of the voting trust, all decisions require the approval of three trustees; however, decisions to amend or terminate the voting trust require the approval of the three remaining trustees and Mr. Peterson's successor trustee who shall be appointed by the three remaining trustees

         Shares may be released from the voting trust upon transfer of shares for estate planning purposes, in connection with the sale of shares, or upon the approval of the trustees. The voting trust expires on May 26, 2008, unless terminated earlier.


                              CERTAIN TRANSACTIONS

         On August 25, 1992, we entered into a deferred compensation agreement with Reed Foster, our Chairman and Chief Executive Officer, entitling him to receive, upon termination of his employment, the value of 345,731 shares of Common Stock, payable in shares or cash at our discretion. Effective July 1,1998, we mutually terminated this arrangement, issued 345,731 shares of Common Stock to Mr. Foster, and agreed to lend him up to $335,000 to pay taxes related to his receipt of these shares. The loan, which had a balance of $310,000 on June 30, 1999, is due on December 21, 2008, with interest payable annually at 5.3% per annum. The loan is unsecured.

         From August until December 1998, the following officers and Directors participated in our private placement of an aggregate of $1.7 million of convertible debentures and $1.7 million of Common Stock:


                                                                      Amount
         Name                                  Security             Purchased
         ----                                  --------             ---------
         W. Reed Foster ..............  Convertible Debentures       $ 62,500
                                        Common Stock                 $ 62,500
         Justin M. Faggioli ..........  Convertible Debentures       $134,283
                                        Common Stock                 $187,500
         Robert E. McGill, III .......  Convertible Debentures       $ 62,500
                                        Common Stock                 $ 62,500


Each $10,000 convertible debenture is convertible into 900 shares of Common Stock. The price of the Common Stock sold in the private placement was $7.94 per share. The purchase price of the securities sold to these officers and Directors in the private placement was determined based on our Board of Directors' good faith determination of the fair market value of the securities, and was equivalent to the price paid for the securities by unrelated third parties in the transaction.

         In connection with the proposed expansion of our new facility, which we refer to as the Quarry Facility, we entered into an agreement to lease approximately 20 acres of land in Sonoma County, California from Sandra D. Donnell and Bruce B. Donnell, the wife and brother-in-law, respectively, of Mr. Faggioli, our Executive Vice President. The lease, which is dated as of January 1, 1999, provides for monthly payments and expires on December 31, 2032. Our payments under the lease to Ms. Donnell and Mr. Donnell totaled $20,672 for calendar 1998, and are expected to total $29,255 for calendar 1999, and approximately $41,344 for calendar 2000, subject to annual adjustments.

         Mr. Faggioli, Ms. Donnell and Mr. Donnell, together, are 15% partners in Sangiacomo-El Novillero Vineyards. This partnership sells a portion of its grapes to us. Our payments to the partnership for these grapes totaled $88,872 in calendar 1997 and $147,490 in calendar 1998.

         Mr. Peterson's wife, Madeleine Deininger, serves as one of our wine brokers in the New England states. Under this arrangement, Ms. Deininger received sales commissions totaling $154,575 in calendar 1997 and $214,018 in calendar 1998.

         In February 1999, we paid off the balance of a loan made by Mr. Foster to our company. The total amount paid, including principal and interest, was approximately $217,588.

         In March 1999, we paid off the balance of a loan made by Mr. Peterson to our company. The total amount paid, including principal and interest, was approximately $74,644.

         In March 1999, Mr. Peterson paid of the balance of a loan made by our company to him. The total amount paid, including principal and interest, was approximately $29,714.

         We believe these transactions were in our company's best interest. As a matter of policy, the transactions were, and all future transactions between our company and any of its officers, Directors or principal shareholders will be, approved by a majority of the disinterested members of the Board of Directors, will be on terms no less favorable to our company than could be obtained from unaffiliated third parties and will be to serve bona fide business purposes of our company.


                    DIRECTORS' AND OFFICERS' INDEMNIFICATION

         Our bylaws require that we indemnify our Directors and officers, to the extent permitted under California law. They are indemnified against any costs, expenses (including legal fees) and other liabilities in connection with their service to our company. We have purchased liability insurance to insure against these liabilities. We have also entered into indemnification agreements with each of our Directors and executive officers. The insurance and indemnification agreements supplement the provisions of our Articles of Incorporation that eliminate the potential liability of Directors and officers to our company or its shareholders, in certain situations, as permitted by law.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         We believe that during the 1999 fiscal year, all SEC filings of Directors, officers and ten-percent shareholders complied with the requirements of Section 16 of the Securities Exchange Act. This belief is based on our review of forms filed, or written notice that no forms were required.


                                  OTHER MATTERS

         PROXY SOLICITATION. The expense of solicitation of proxies will by borne by our company. In addition to solicitation of proxies by mail, certain officers, Directors and employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or personal interview. We are required to request that brokers and nominees who hold stock in their name furnish these proxy materials to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses related to that effort.

         OTHER MATTERS. We do not know of any matter other than those discussed in the foregoing materials contemplated for action at the Annual Meeting. Should any other matter be properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote in accordance with the recommendation of the Board. Discretionary authority for them to do so is contained in the proxy.

                                  ANNUAL REPORT

         We will provide a copy of our 1999 Annual Report to Shareholders, without charge, to any shareholder who makes a written request to Justin M. Faggioli, Secretary, Ravenswood Winery, Inc., 18701 Gehricke Road, Sonoma, California 95476.



                                        By Order of the Board of Directors,


                                        Justin M. Faggioli
                                        Executive Vice President and Secretary


Sonoma, California
September 28, 1999

                                                                      APPENDIX A

--------------------------------------------------------------------------------


PROXY                       RAVENSWOOD WINERY, INC.                        PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF RAVENSWOOD WINERY, INC.

         The undersigned, revoking all previous proxies relating to its shares of common stock ("Shares") of Ravenswood Winery, Inc. (the "Company"), hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement in connection with the Annual Meeting of Shareholders of the Company to be held at 11:00 A.M., Pacific Time, on November 2, 1999 at Ramekins Culinary Academy, 450 West Spain Street, Sonoma, California 95476, and hereby appoints W. Reed Foster, Joel E. Peterson, Justin M. Faggioli and Callie S. Konno and each of them, the proxy of the undersigned, each with full power of substitution, to vote all Shares which the undersigned is entitled to vote either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting and at any adjournments or postponements thereof upon all matters that may properly come before the meeting and with all powers the undersigned would have if personally present. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote or act as indicated herein.

         THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED HEREIN UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS SPECIFIED. SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, PLEASE MARK THE APPROPRIATE BOX AND SIGN THE PROXY. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.


            (Continued, and to be dated and signed on reverse side)


--------------------------------------------------------------------------------

                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------


                                                                 [X] Please mark
                                                                      votes as
                                                                      in this
                                                                      example.


1. To elect a Board of six (6)                      FOR      WITHHOLD
   directors.                                       ALL      FOR ALL
                                                  NOMINEES   NOMINEES
   NOMINEES:                                         [ ]        [ ]
   W. Reed Foster, Joel E. Peterson,
   Callie S. Konno, Justin M. Faggioli,
   James F. Wisner and Robert E. McGill, III.

   The Board of Directors recommends a vote
   IN FAVOR OF the directors listed above and a vote
   IN FAVOR OF each of the listed proposals.

   [ ] _________________________________
       For all nominees except
       as noted above



2. To ratify the appointment of Odenberg, Ulakko,      FOR    AGAINST    ABSTAIN
   Muranishi & Co., LLP as independent auditors of     [ ]      [ ]        [ ]
   the Company for the period ending June 30, 2000.

3. In their discretion, the proxies are authorized
   to vote upon such other business as may properly    [ ]      [ ]        [ ]
   come before the meeting.

        MARK HERE IF YOU PLAN TO ATTEND THE MEETING.   [ ]



                             Please sign exactly as your name appears on your stock certificate. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

                             ___________________________________________  [ ]

                             ___________________________________________


Signature(s) ____________________________________________ Dated ________________


--------------------------------------------------------------------------------

                            ^ FOLD AND DETACH HERE ^